UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                           SKY HARVEST WINDPOWER CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                           SKY HARVEST WINDPOWER CORP.
                        890 West Pender Street, Suite 710
                          Vancouver, BC, Canada V6C 1J9

                                  (Preliminary)
                                  June 7, 2012

                               GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of Sky Harvest Windpower Corp., a Nevada Corporation (the "Company"), to notify such Stockholders of the following:

1. On or about May 28, 2012, the Company received written consents in lieu of a meeting of Stockholders from holders of 8,071,310 shares representing approximately 50.38% of the 16,022,000 shares of the total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") authorizing the Company to change its name to Sky Harvest Energy Corp. (the "Name Change"). Accordingly, your consent is not required and is not being solicited in connection with the approval of the actions.

2. On May 28, 2012, the Board of Directors of the Company approved the Name Change.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them. The Board of Directors has fixed the close of business on May 28, 2012, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about June 7, 2012 to all Stockholders of record as of the Record Date.

                             ADDITIONAL INFORMATION

The  Company is  subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

     1.   Quarterly Report on Form 10-Q for the quarter ended February 29, 2012;
     2.   Quarterly Report on Form 10-Q for the quarter ended November 30, 2011;
     3.   Quarterly  Report on Form 10-Q for the quarter  ended August 31, 2011;
          and
     4.   Annual Report on Form 10-K for the year ended May 31, 2011;

                          OUTSTANDING VOTING SECURITIES

As of the date of the Consent by the Majority Stockholders, May 28, 2012, the Company had 16,022,000 shares of Common Stock issued and outstanding and one share of Preferred Stock issued and outstanding. Each share of outstanding
Common Stock is entitled to one vote on matters submitted for Stockholder approval. Each share of Preferred Stock is not entitled to vote on all matters submitted for Stockholder approval.

On May 28, 2012, the holders of 8,071,310 shares (or approximately 50.38% of the 8,071,310 shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the actions set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company's common stock owned on May 28, 2012, by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

                                         Number of                   Percent
Name of Beneficial Owner            Common Shares Owned             of Class(1)
------------------------            -------------------             -----------
William Iny                              2,073,698                    12.94%
Greg Yanke                               2,197,612                    13.72%
Harry Bauskin                              900,000                     5.62%
Plein Sprung Energy Partnership          2,900,000                    18.10%(2)
All officers and directors                                            50.38%

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(1)  Applicable  percentage of ownership is based on 8,071,310  shares of common stock outstanding as of May 28, 2012.
(2) Harry Bauskin, one of our directors, is a partner of Plein Sprung Energy Partnership.

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
                         DISSENTER'S RIGHTS OF APPRAISAL

Section 78.3793 of Nevada Revised Statue ("NRS") which provides dissenting shareholders with rights to obtain payment of the fair value of his/her shares in the case of control share acquisition is not applicable to the matters disclosed in this Information Statement. Accordingly, dissenting shareholders will not have rights to appraisal in connection with the amendment to the Articles of Incorporation discussed in this Information Statement.

    AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On May, 2012, the Majority Stockholders took action by written consent to change our Company's name from Sky Harvest Windpower Corp. to Sky Harvest Energy Corp.

Our Board of Directors has authorized the change in our Company's name to Sky Harvest Energy Corp., to more correctly reflect the Company's current and intended business operations. The board believes that the name change better reflects the nature of the Company's current and anticipated operations.

We intend to file the Amendment to the Articles of Incorporation with the Secretary of the State of Nevada promptly after the twentieth day after the date this Information Statement has been sent to stockholders. With the approval of our Majority Stockholders, the amended Articles will become effective upon the filing with the Secretary of State of Nevada.

                          EFFECTIVE DATE OF AMENDMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the action stated herein, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on June 28, 2012.

By Order of the Board of Directors


/s/ William Iny
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William Iny
President & CEO

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